Exhibit 3.20

State of California
Secretary of State

LIMITED LIABILITY COMPANY ARTICLES OF ORGANIZATION

A $70.00 filing fee must accompany this form.

IMPORTANT — Read instructions before completing this form.

File # 200524510152

ENDORSED – FILED
In the office of the Secretary of State
Of the State of California

AUG 31 2005

This Space For Filing Use Only

ENTITY NAME (End the name with the words "Limited Liability Company," "Ltd. Liability Co.," or the abbreviations "LLC" or "L.L.C.")

1. NAME OF LIMITED LIABILITY COMPANY

Ampac Fine Chemicals LLC

PURPOSE (The following statement is required by statute and may not be altered.)

2. THE PURPOSE OF THE LIMITED LIABILITY COMPANY IS TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITY FOR WHICH A LIMITED LIABILITY COMPANY MAY BE ORGANIZED UNDER THE BEVERLY-KILLEA LIMITED LIABILITY COMPANY ACT.

INITIAL AGENT FOR SERVICE OF PROCESS (If the agent is an individual, the agent must reside in California and both Items 3 and 4 must be completed. If the agent is a corporation, the agent must have on file with the California Secretary of State a certificate pursuant to Corporations Code section 1505 and Item 3 must be completed (leave Item 4 blank).

3. NAME OF INITIAL AGENT FOR SERVICE OF PROCESS

CT Corporation System

4. IF AN INDIVIDUAL, ADDRESS OF INITIAL AGENT FOR SERVICE OF PROCESS IN CALIFONRIA	CITY	STATE	ZIP CODE
		CA	

MANAGEMENT (Check only one)

5. THE LIMITED LIABILITY COMPANY WILL BE MANAGED BY

- ☐ ONE MANAGER
- ☐ MORE THAN ONE MANAGER
- ☑ ALL LIMITED LIABILITY COMPANY MEMBER(S)

ADDITIONAL INFORMATION

6 ADDITIONAL INFORMATION SET FORTH ON THE ATTACHED PAGES, IF ANY, IS INCORPORATED HEREIN BY THIS REFERENCE AND MADE A PART OF THIS CERTIFICATE

EXECUTION

7. I DECLARE I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED

/s/ Julie Harkness Cooke
SIGNATURE OF ORGANIZER

8/31/05
DATE

Julie Harkness Cooke - Organizer
TYPE OR PRINT NAME OF ORGANIZER

RETURN TO (Enter the name and the address of the person or firm to whom a copy of the filed document should be returned.)

8. AME Katherine R. Perkins

Morrison & Foerster LLP

DRESS 425 Market Street, 32nd Floor

ITY/STATE/ZIP San Francisco, CA 94105

LLC 1 (REV 03/2005) APPROVED BY SECRETARY OF STATE